UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2016

MATTRESS FIRM HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35354	20-8185960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas	77023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 923-1090

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: Mattress Firm Holding Corp., a Delaware corporation (the “Company”), is filing this Amendment No. 1 to its Current Report on Form 8-K (this “report” or this “Form 8-K/A”), originally filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2016 (the “Initial Filing”) and amended on its Current Report on Form 8-K/A, originally filed with the SEC on February 8, 2016 to report under Item 2.01 thereof that it had completed its acquisition of HMK Mattress Holdings LLC. In response to Items 9.01(a) and (b) of the Initial Filing, the Company stated that it would file the required audited and unaudited interim historical financial statements of HMK Mattress Holdings LLC and the unaudited pro forma financial information of the Company by amendment. This Form 8-K/A is being filed to provide the required audited and unaudited interim historical financial statements of HMK Mattress Holdings LLC and the unaudited pro forma financial information of the Company.

Item 9.01             Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of HMK Mattress Holdings LLC for each of the years in the two-year period ended January 2, 2016 and January 3, 2015, are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

The consent of PricewaterhouseCoopers LLP, HMK Mattress Holdings LLC public accounting firm, is attached as Exhibit 23.1 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of February 2, 2016 and the unaudited pro forma condensed combined statement of operations of the Company for the fiscal year ended February 2, 2016 reflecting, on a pro forma basis, the acquisition of HMK Mattress Holdings LLC, are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

2.1

Securities Purchase Agreement dated November 25, 2015, by and among Mattress Firm, Inc., HMK Mattress Holdings LLC, CCP IV Holdings, LLC (“CCP IV Blocker”), CXV Holdings, LLC (“CXV Blocker”), and CCP IV SBS Holdings, LLC (“CCP IV SBS Blocker,” and collectively with CCP IV Blocker and CXV Blocker, the “Blockers”), the equityholders of HMK Mattress Holdings LLC and the Blockers, David Acker, both individually and in his capacity as a representative of the sellers, and Calera Capital Partners IV, L.P., both as a seller and in its capacity as a representative of the sellers.*

2.2

First Amendment to Securities Purchase Agreement dated February 3, 2016, by and among Mattress Firm, Inc., HMK Mattress Holdings LLC, CCP IV Holdings, LLC, CXV Holdings, LLC, CCP IV SBS Holdings, LLC, David Acker, solely in his capacity as a representative of the Sellers, Calera Capital Partners IV, L.P., solely in its capacity as a representative of the Sellers, Adam Blank, as trustee of the Adam Blank 2012 GRAT, and Andrew Singer and Diane Weissman, as trustees of the Adam Blank 2012 Dynasty Trust. *

23.1	Consent of PricewaterhouseCoopers LLP **

99.1	Press Release of Mattress Firm Holding Corp. dated February 5, 2016 *

99.2	Audited Consolidated Financial Statements of HMK Mattress Holdings LLC for each of the years in the two-year period ended January 2, 2016 and January 3, 2015 **

99.3

Unaudited pro forma condensed combined balance sheet as of February 2, 2016 and the unaudited pro forma condensed combined statement of operations of the Company for the fiscal year ended February 2, 2016 **

*     Previously filed.

**   Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.

Date: April 20, 2016	By:	/s/ Alex Weiss
Alex Weiss
Executive Vice President and Chief Financial Officer

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Index to Exhibits

Exhibit No.	Description
2.1

Securities Purchase Agreement dated November 25, 2015, by and among Mattress Firm, Inc., HMK Mattress Holdings LLC, CCP IV Holdings, LLC (“CCP IV Blocker”), CXV Holdings, LLC (“CXV Blocker”), and CCP IV SBS Holdings, LLC (“CCP IV SBS Blocker,” and collectively with CCP IV Blocker and CXV Blocker, the “Blockers”), the equityholders of HMK Mattress Holdings LLC and the Blockers, David Acker, both individually and in his capacity as a representative of the sellers, and Calera Capital Partners IV, L.P., both as a seller and in its capacity as a representative of the sellers.*

2.2

First Amendment to Securities Purchase Agreement dated February 3, 2016, by and among Mattress Firm, Inc., HMK Mattress Holdings LLC, CCP IV Holdings, LLC, CXV Holdings, LLC, CCP IV SBS Holdings, LLC, David Acker, solely in his capacity as a representative of the Sellers, Calera Capital Partners IV, L.P., solely in its capacity as a representative of the Sellers, Adam Blank, as trustee of the Adam Blank 2012 GRAT, and Andrew Singer and Diane Weissman, as trustees of the Adam Blank 2012 Dynasty Trust. *

23.1	Consent of PricewaterhouseCoopers LLP **

99.1	Press Release of Mattress Firm Holding Corp. dated February 5, 2016 *

99.2	Audited Consolidated Financial Statements of HMK Mattress Holdings LLC for each of the years in the two-year period ended January 2, 2016 and January 3, 2015 **

99.3

Unaudited pro forma condensed combined balance sheet as of February 2, 2016 and the unaudited pro forma condensed combined statement of operations of the Company for the fiscal year ended February 2, 2016 **

*     Previously filed.

**   Filed herewith.

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